UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2016

TANGOE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35247	06-1571143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Executive Blvd., Orange, Connecticut	06477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 859-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 13, 2016, Tangoe, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the transactions contemplated by the Master Transaction Agreement, dated as of April 2, 2016, by and between the Company and Vodafone US Inc., d/b/a Vodafone Americas.  The Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days after the date on which such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements.  As a result of the Company’s ongoing restatement of its financial statements, the Company is also not able to provide the required pro forma financial information at this time.  The Company intends to file an additional amendment to the Original Report to provide such pro forma financial information as soon as is reasonably practicable following the conclusion of the restatement.

Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

The audited combined statements of assets acquired and liabilities assumed and combined statements of revenues and direct expenses of Vodafone’s Telecom Expense Management Business as of and for the years ended March 31, 2016 and 2015, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(b)         Pro Forma Financial Information

As a result of the Company’s ongoing restatement of its financial statements, the Company is not able to provide the required pro forma financial information at this time.  The Company intends to file an additional amendment to the Original Report to provide such pro forma financial information as soon as is reasonably practicable following the conclusion of the restatement.

(c)          Not applicable.

(d)         Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGOE, INC.

Date: October 12, 2016	By:	/s/ Jay Zager
Jay Zager
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*†

Master Transaction Agreement, dated as of April 2, 2016, by and between Tangoe, Inc. and Vodafone US Inc., d/b/a Vodafone Americas (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35247) filed by the Company on April 6, 2016)

99.1

Audited Combined Statements of Assets Acquired and Liabilities Assumed and Combined Statements of Revenues and Direct Expenses of Vodafone’s Telecom Expense Management Business as of and for the years ended March 31, 2016 and 2015, and the notes thereto.

*  Previously filed

†  Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.